   As filed with the Securities and Exchange Commission on August 30, 1996

                                                Registration No. 333-
      _________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                ----------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                ----------------
                           ACCUMED INTERNATIONAL,INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                     36-4054899
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)

                       900 N. Franklin Street, Suite 401
                          Chicago, Illinois  60610
              (Address of Principal Executive Offices) (zip code)

                  Amended and Restated 1990 Stock Option Plan,
                  Amended and Restated 1992 Stock Option Plan
                                      and
                      1995 Stock Option Plan, as amended
                           (Full Title of the Plans)

                               Peter P. Gombrich
                            Chief Executive Officer
                          AccuMed International, Inc.
                       900 N. Franklin Street, Suite 401
                              Chicago, Illinois  60610
                    (Name and address of agent for service)

                                  312-642-9200
         (Telephone number, including area code, of agent for service)

                                With a copy to:
                             GILLES S. ATTIA, ESQ.
                                 Graham & James
                          400 Capitol Mall, Suite 2400
                         Sacramento, California  95814
                                 (916) 558-6700

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                        Proposed               Proposed
        Title of                                        maximum                 maximum
       securities                Amount                 offering               aggregate               Amount of
         to be                   to be                 price per               offering              registration
       registered              registered               share(1)               price(1)                   fee
====================================================================================================================================
     Common Stock,             507,895(2)                $6.13                $3,113,396                $1,074
      par value $0.01
====================================================================================================================================

         (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and Rule 457(c) under the Securities Act of 1933 based on average of the high and low prices of a share of common stock of the Company reported for trading on the Nasdaq SmallCap Market on August 27, 1996.

         (2) 500,000 shares of common stock are issuable upon exercise of options authorized to be granted pursuant to an amendment to the 1995 Stock Option Plan adopted subsequent to the original filing of the Registration Statement. An additional 7,895 shares available under the Company's Amended and Restated 1992 Stock Option Plan are also registered hereby; such shares were inadvertently omitted from the original Registration Statement.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         The Registrant hereby incorporates by reference herein the contents of its Registration Statement on Form S-8 (Reg. No. 333-4320) filed with the Securities and Exchange Commission (the "Commission") on May 1, 1996.


ITEM 8.          EXHIBITS.

                 The following exhibits are filed with this Registration Statement.

                 Number   Description of Exhibit
                 ------   ----------------------
                 4.1      Amended and Restated 1990 Stock Option Plan
                          (incorporated by reference to the Registrant's
                          Registration Statement on Form S-1 (Reg. No.
                          33-48302) filed with the Commission on June 3, 1992).

                 4.2      Amended and Restated 1992 Stock Option Plan
                          (incorporated by reference to the Registrant's
                          Pre-Effective Amendment No. 1 on Form SB-2 filed with the Commission on November 8, 1993).

                 4.3 1995 Stock Option Plan (incorporated by reference to the Registrant's Transition Report on Form
                          10-KSB for the transition period ended December 31, 1995 (the "Transition Report")).


                 4.4      Amendment, effective July 12, 1996, to the
                          Registrant's 1995 Stock Option Plan, increasing the number of shares available.

                 4.5      Form of 1992 Plan Incentive Stock Option Agreement
                          (previously filed with this Registration Statement on Form S-8 on May 1, 1996).

                 4.6      Form of 1992 Plan Nonstatutory Stock Option
                          Agreement (previously filed with this Registration
                          Statement on Form S-8 on May 1, 1996).

                 4.7      Form of 1990 Plan Incentive Stock Option Agreement
                          (previously filed with this Registration Statement on Form S-8 on May 1, 1996).

                 4.8      Form of 1990 Plan Nonqualified Stock Option
                          Agreement (previously filed with this Registration
                          Statement on Form S-8 on May 1, 1996).

                 4.9      Form of 1995 Plan Incentive Stock Option Agreement
                          (incorporated by reference to the Transition
                          Report).

                 4.10     Form of 1995 Plan Non-Qualified Stock Option
                          Agreement (incorporated by reference to the Transition Report).

                 4.11 Form of Non-qualified Stock Option Agreement governing options granted to former employees of AccuMed, Inc. under the 1995 Plan pursuant to the Agreement and Plan of Reorganization dated as of April 21, 1995, as amended (incorporated by reference to the Transition Report).

                 5.1 Opinion of Graham & James LLP regarding legality of the additional shares of Common Stock available under the 1995 Stock Option Plan, as amended.

                 23.1 Consent of Graham & James LLP (incorporated by reference to Exhibit 5.1 hereof).

                 23.2     Consent of Coopers & Lybrand LLP.


                 23.3     Consent to Coopers & Lybrand.

                 23.4     Consent of KPMG Peat Marwick LLP.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 30th day of August, 1996.



                                  ACCUMED INTERNATIONAL, INC.

                                  By: /s/ Peter P. Gombrich
                                     ---------------------------------
                                     Peter P. Gombrich
                                     Chief Executive Officer


                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter P. Gombrich as attorney-in-fact for the undersigned, with the power of substitution, for the undersigned in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments) and any new registration statement filed under Rule 462(b) under the Securities Act of
1933) and any post-effective amendment thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                 In accordance with the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates stated.

Signature                                          Title                                              Date
- ---------                                          -----                                              ----
 /s/ Peter P. Gombrich                     Chairman of the Board, Chief                       August 30, 1996
- -------------------------------------      Executive Officer and President
(Peter P. Gombrich)                        (Principal Executive Officer)


 /s/ Mark L. Santor                        Chief Financial Officer (Principal                 August 30, 1996
- -------------------------------------      Financial and Accounting Officer)
(Mark L. Santor)

 /s/ John H. Abeles                                Director                                   August 29, 1996
- -------------------------------------
(John H. Abeles)

                                                   Director                                   _________, 1996
- -------------------------------------
(Harold S. Blue)

                                                   Director                                   _________, 1996
- -------------------------------------
(Jack H. Halperin)

                                                   Director                                   _________, 1996
- -------------------------------------
(Paul F. Lavallee)

 /s/ Joseph Plandowski                             Director                                   August 29, 1996
- -------------------------------------
(Joseph W. Plandowski)

 /s/ Leonard Schiller                              Director                                   August 29, 1996
- -------------------------------------
(Leonard M. Schiller)

                               INDEX TO EXHIBITS

Exhibit Number   Description of Exhibit
- --------------   ----------------------
4.1              Amended and Restated 1990 Stock Option Plan
                 (incorporated by reference to the Registrant's
                 Registration Statement on Form S-1 (Reg. No.
                 33-48302) filed with the Commission on June 3, 1992).

4.2              Amended and Restated 1992 Stock Option Plan
                 (incorporated by reference to the Registrant's
                 Pre-Effective Amendment No. 1 on Form SB-2 filed with the Commission on November 8, 1993).

4.3 1995 Stock Option Plan (incorporated by reference to the Registrant's Transition Report on Form
                 10-KSB for the transition period ended December 31, 1995 (the "Transition Report")).


4.4              Amendment, effective July 12, 1996, to the Registrant's
                 1995 Stock Option Plan, increasing the number of shares available.

4.5              Form of 1992 Plan Incentive Stock Option Agreement
                 (previously filed with this Registration Statement on Form
                 S-8 on May 1, 1996).

4.6              Form of 1992 Plan Nonstatutory Stock Option Agreement
                 (previously filed with this Registration Statement on Form
                 S-8 on May 1, 1996).

4.7              Form of 1990 Plan Incentive Stock Option Agreement
                 (previously filed with this Registration Statement on Form
                 S-8 on May 1, 1996).

4.8              Form of 1990 Plan Nonqualified Stock Option Agreement
                 (previously filed with this Registration Statement on Form
                 S-8 on May 1, 1996).


4.9              Form of 1995 Plan Incentive Stock Option Agreement
                 (incorporated by reference to the Transition Report).

4.10             Form of 1995 Plan Non-Qualified Stock Option Agreement
                 (incorporated by reference to the Transition Report).

4.11 Form of Non-qualified Stock Option Agreement governing options granted to former employees of AccuMed, Inc. under the 1995 Plan pursuant to the Agreement and Plan of Reorganization dated as of April 21, 1995, as amended
                 (incorporated by reference to the Transition Report).

5.1              Opinion of Graham & James LLP regarding
                 legality of the shares of Common Stock.

23.1             Consent of Graham & James LLP,
                 (incorporated by reference to Exhibit 5.1 hereof.)

23.2             Consent of Coopers & Lybrand LLP.



23.3             Consent to Coopers & Lybrand.



23.4             Consent of KPMG Peat Marwick LLP.